================================================================================
MORGAN STANLEY                  [GRAPHIC OMITTED]                   June 2, 1997
Asset Finance Group
ABS/MBS Capital Markets
================================================================================

                               ABS New Transaction

                             Computational Materials

                                  $740,000,000

                       Amresco Mortgage Loan Trust 1997-2

                              Home Equity Loan ABS

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1997-2 Offered Certificates

AMRESCO 1997-2
---------------------------------------------
$ [48,800,000]   Class A-1 Fixed Rate Certificates -  [TBA %]
$ [44,500,000]   Class A-2 Fixed Rate Certificates -  [TBA %]
$ [68,100,000]   Class A-3 Fixed Rate Certificates -  [TBA %]
$ [27,900,000]   Class A-4 Fixed Rate Certificates -  [TBA %]
$ [21,300,000]   Class A-5 Fixed Rate Certificates -  [TBA %]
$ [14,900,000]   Class A-6 Fixed Rate Certificates -  [TBA %]
$ [36,975,000]   Class A-7 Fixed Rate Certificates -  [TBA %]
$ [28,900,000]   Class A-8 Fixed Rate Certificates -  [TBA %]
$[334,757,500]   Class A-9 Floating Rate Certificates - 1M LIBOR+ [TBA  bps]
$ [12,487,500]   Class M-1F Fixed Rate Certificates - [TBA %]
$ [25,437,500]   Class M-1A Adjustable Rate Certificates - 1M LIBOR + [TBA  bps]
$ [18,315,000]   Class M-2F Fixed Rate Certificates - [TBA %]
$ [24,420,000]   Class M-2A Adjustable Rate Certificates - 1M LIBOR + [TBA  bps]
$ [10,822,500]   Class B-1F Fixed Rate Certificates - [TBA %]
$ [22,385,000]   Class B-1A Adjustable Rate Certificates - 1M LIBOR + [TBA  bps]

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                       Series 1997-2 Offered Certificates

                                ALL CERTIFICATES
                                ----------------

Title of Securities:     AMRESCO  Residential  Securities  Corporation  Mortgage
                         Loan Trust 1997-2,

                         GROUP I: Class A-1 though Class A-8 (the "Fixed Rate Senior Certificates"); Class M-1F, M-2F and B-1F (the "Fixed Rate Subordinate Certificates") (the Fixed Rate Senior Certificates and the Fixed Rate Subordinate Certificates being collectively referred to hereinafter as the "Fixed Rate Certificates")

                         GROUP II: Class A-9 (the "Adjustable Rate Senior
                                   Certificates") Class M-1A, M-2A and B-1A (the "Adjustable Rate Subordinate Certificates") (the Adjustable Rate Senior Certificates and the Adjustable Rate Subordinate Certificates being collectively referred to hereinafter as the "Adjustable Rate Certificates")

Depositor:               AMRESCO Residential Securities Corporation

Seller:                  AMRESCO Residential Capital Markets, Inc.

Servicers:               Long Beach Mortgage Company, Option One Mortgage
                         Corporation and Advanta Mortgage Corp. USA will each service a portion of the underlying collateral for the Fixed Rate Certificates and the Adjustable Rate
                         Certificates.

Servicer Fee:            50 bps per annum

Trustee:                 Bank of New York, N.A.

Pricing Date:            June [TBA], 1997

Settlement Date:         June [TBA], 1997

Principal Paydown:       PRIOR TO THE "STEPDOWN DATE" OR IF A TRIGGER EVENT HAS
                         OCCURRED:

                         GROUP I -   1) To the Class A-8 Certificateholders --
                                        the Class A-8 Lockout Distribution
                                        Amount
                                     2) To the Fixed Rate Senior Certificates,
                                        in sequential order

                         GROUP II -  1) To the Adjustable Rate Senior
                                        Certificates

                        THE CLASS A-8 LOCKOUT DISTRIBUTION AMOUNT - the applicable Class A-8 Lockout Percentage multiplied by the Class A-8 Lockout Pro Rata Distribution Amount for such Payment Date.

                        THE CLASS A-8 LOCKOUT PERCENTAGE -
                        --------------------------------
                        July 1997 - June 2000 --  0%
                        July 2000 - June 2002 --  45%
                        July 2002 - June 2003 --  80%
                        July 2003 - June 2004 --  100%
                        July 2004 and after   --  300%

                        ON AND AFTER THE STEPDOWN DATE FOR THE RELATED MORTGAGE GROUP (PROVIDED A TRIGGER EVENT HAS NOT OCCURRED AND IS NOT CONTINUING):

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (in the same order of priority as is the case prior to the Stepdown Date), second to the Class M-1 Certificates, third to the Classs M-2 Certificates, and fourth to the Class B Certificates. Principal will be distributed according to the following formula:

                           The excess of the sum of the Principal Balance of the related Certificate Class immediately prior to such Payment Date + the Principal Balance of all Certificate Classes senior to said Class (after taking into account the payment of the related
                           Class(es)' Principal Distribution Amount on such Payment Date) (i.e., for Class M-2, the Principal Balance of the Class A Certificates + the Principal Balance of the Class M-1 Certificates)
                                                 -over-
                           Product of the related Class Percentage and the outstanding Loan Balance of Mortgage Loans in the related Mortgage Loan Group as of the last day of the Remittance Period.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                       Series 1997-2 Offered Certificates

                            ALL CERTIFICATES (cont.)
                                        ------------------------

                         RELATED CLASS PERCENTAGE (on and after the Stepdown Date, provided a Trigger Event has not occured) :
                        -----------------
                             Group I                          Group II
                             -------                          --------
                            Class A   - [69.50]%          Class A    - [57.00]%
                            Class M-1 - [77.00]%          Class M-1  - [69.50]%
                            Class M-2 - [88.00]%          Class M-2  - [81.50]%
                            Class B   - [94.50]%          Class B    - [92.50]%

                        STEPDOWN DATE:
                        -------------

                        For each Group, the later of (i) the July 2000 Payment Date and (ii) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for a particular Mortgage Loan Group divided by the aggregate Loan Balance of the Mortgage Loans in such Mortgage Loan Group) is greater than or equal to the related Group's Senior Specified Enhancement Percentage.

                        Group I Senior Specified Enhancement
                            Percentage: [30.50]%
                        Group II Senior Specified Enhancement
                            Percentage: [43.00]%

                        TRIGGER EVENT:
                        --------------

                        With respect to each Mortgage Loan Group, if the percentage obtained by dividing (x) the principal amount of 60+ Day Delinquent Loans (including foreclosures and
                        REOs) in such Mortgage Loan Group by (y) the aggregate outstanding Loan Balance of the Mortgage Loans in such Mortgage Loan Group as of the last day of the immediately preceding Remittance Period equals or exceeds [0.50] and [0.40] multiplied by the Senior Enhancement Percentage for the Fixed Rate Certificates and the Adjustable Rate Certificates, respectively.

Initial Class Sizes:      GROUP I                         GROUP II
                          -------                          --------
                         Class A -   [87.50]%          Class A -    [82.25]%
                         Class M-1 - [3.75]%           Class M-1 -  [6.25]%
                         Class M-2 - [5.50]%           Class M-2 -  [6.00]%
                         Class B -   [3.25]%           Class B -    [5.50]%
                         O/C -       [0 to 2.75]%      O/C -        [0 to 3.75]%

Flow of Funds:           GROUP I AND GROUP II MONTHLY CASH FLOWS

                         1) to each Servicer, any unreimbursed advanced on a mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;

                         2)  to each Servicer, the Servicer Fee;
                         3)  to the Trustee, the Trustee Fee;

                         GROUP I MONTHLY CASH FLOWS

                         4) accrued monthly interest pro-rata to the Class A-1,
                            A-2, A-3, A-4, A-5, A-6, A-7 and A-8 Certificates;

                         5) monthly principal to the Fixed Rate Senior
                            Certificates, as described above;

                         6) accrued monthly interest to the Class M-1F
                            Certificates;

                         7) monthly principal to the Class M-1F Certificates, as
                            described above;

                         8) accrued monthly interest to the Class M-2F
                            Certificates;

                         9) monthly principal to the Class M-2F Certificates, as
                            described above;

                         10) accrued monthly interest to the Class B-1F
                             Certificates;

                         11) monthly principal to the Class B-1F Certificates,
                             as described above;;

                         12) to O/C up to its  target amount;

                         13) to the senior-most Adjustable Rate Certificate
                             Class then outstanding, if needed;

                         14) to Subordinated IO holder; and 15) to the Class R
                             Certificate holders.

                         GROUP II MONTHLY CASH FLOWS

                         4) accrued monthly interest to the Adjustable Rate Senior Certificates;

                         5) monthly principal to the Adjustable Rate Senior Certificates, as described above;

                         6) accrued monthly interest to the Class M-1A Certificates;

                         7) monthly principal to the Class M-1A Certificates, as described above;

                         8) accrued monthly interest to the Class M-2A Certificates;

                         9) monthly principal to the Class M-2A Certificates, as described above;

                         10) accrued monthly interest to the Class B-1A
                             Certificates;

                         11) monthly principal to the Class B-1A Certificates,
                             as described above;;

                         12) to O/C up to its target amount;

                         13) to the senior-most Fixed Rate Certificate Class
                             then outstanding (sequentially to the Fixed Rate Senior Certificates), if needed;

                         14) to Subordinated IO holder; and

                         15) to the Class R Certificate holders.

FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                       Series 1997-2 Offered Certificates

                            ALL CERTIFICATES (cont.)
                            ------------------------


Overcollateralization:   The credit enhancement provisions of the Trust are
                         intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior
                         Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Credit Enhancement:      A combination of:
                         - Excess monthly cash flow
                         - Overcollateralization
                         - Cross-collateralization

Certificate Ratings:

                    ---------Group I Certificates---------          ---------Group II Certificates---------
                    Moody's         Fitch           Duff            Moody's         Fitch           Duff
                    ------          -----           -----           --------        -------         ------
    Class A         Aaa             AAA             AAA             Aaa             AAA             AAA
    Class M-1       Aa2             AA              AA+             Aa2             AA              AA
    Class M-2       A2              AA              A+              A2              A               A
    Class B         Baa2            A               BBB+            Baa2            BBB             BBB


10% Auction Call:        The Trustee shall solicit bids for the purchase of
                         mortgage loans remaining in in a Mortgage Loan Group when the outstanding Certificate Balance of the related group equals 10% or less of the original principal balance of the Certificates in the related group. This call will be excersized at no less than par plus accrued interest. If the auction is not successful, the Servicer's will have the right to purchase the mortgage loans in a Mortgage Loan Group when the outstanding
                         Certificate Balance of the related group has declined to 5% of original, again, at no less than par plus accrued interest.

                         Note: the Group I and Group II Certificates each has it own separate Auction Call.

ERISA Consideration: The Fixed Rate Senior Certificates and the Adjustable Rate Senior Certificates will be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations: Only the Class A-9 and Class M1-A Certificates will be SMMEA eligible. The remaining Offered Certificates will NOT be SMMEA eligible.

Taxation:                REMIC.

Prospectus:              The  Certificates  are  being  offered  pursuant  to  a
                         Prospectus  which  includes  a  Prospectus   Supplement
                         (together, the "Prospectus"). Complete information with
                         respect  to the  Certificates  and  the  Collateral  is
                         contained in the Prospectus. The foregoing is qualified
                         in its  entirety by the  information  appearing  in the
                         Prospectus.   To  the  extent  that  the  foregoing  is
                         inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                       Series 1997-2 Offered Certificates

--------------------------------------------------------------------------------
                         GROUP I FIXED RATE CERTIFICATES

Collateral:              Group I:  Fixed Rate, First and Second Lien Mortgage
                                   Loans.

Approximate Group Size:  [333,000,000]

                                Class A-1       Class A-2        Class A-3      Class A-4       Class A-5       Class A-6
                                ---------       ---------        ---------      ---------       ---------       --------
Approximate Face Amount:       [$48,800,000]   [$44,500,000]    [$68,100,000]   [$27,900,000]  [$21,300,000]]   [14,900,000]

Avg Life to 10% Call Date:     [0.50] years     [1.10] years    [2.00] years     [3.00] years    [4.00] years   [5.05] years

Avg. Life to Maturity (app.)   [0.50] years     [1.10] years    [2.00] years     [3.00] years    [4.00] years   [5.05] years

Pass-Through Rate:             [TBA %]*         [TBA %]*        [TBA %]*        [TBA %]*        [TBA %]*        [TBA %]*

Price                          [TBA]            [TBA]           [TBA]            [TBA]           [TBA]           [TBA]

Spread:                        [TBA]            [TBA]           [TBA]            [TBA]           [TBA]           [TBA]

Pricing Speed                   [22%] HEP       [22%] HEP       [22%] HEP       [22%] HEP       [22%] HEP       [22%] HEP

Yield (CBE):                    [TBA %]         [TBA %]         [TBA %]         [TBA %]         [TBA %]         [TBA %]

Day Count:                      30/360           30/360         30/360           30/360          30/360         30/360

Expected Maturity To Call:    [03/25/98]      [11/25/98]       [01/25/00]      [12/25/00]      [12/25/01]      [01/25/03]
(at pricing speed)

Expected Maturity:            [03/25/98]      [11/25/98]       [01/25/00]      [12/25/00]      [12/25/01]      [01/25/03]
(at pricing speed)

Stated Maturity:               [TBA]              [TBA]          [TBA]            [TBA]            [TBA]           [TBA]

                                 Class A-7         Class A-8       Class M-1F      Class M-2F        Class B-1F
                                 ---------         ---------       ----------      ----------      ------------
Approximate Face Amount:       [$36,975,000]    [$28,900,000]    [$12,487,500]    [$18,315,000]    [$10,822,500]

Avg Life to 10% Call Date:       [7.92] years      [6.61] years    [5.95] years    [5.95] years     [5.95] years

Avg. Life to Maturity (app.)     [9.98] years      [6.76] years    [6.58] years    [6.51] years     [6.29] years

Pass-Through Rate:               [TBA %]*         [TBA %]*         [TBA %]*         [TBA %]*          [TBA %]*

Price                            [TBA]            [TBA]            [TBA]            [TBA]            [TBA]

Spread:                          [TBA]            [TBA]            [TBA]            [TBA]            [TBA]

Pricing Speed                    [22]% HEP         [22]% HEP        [22]% HEP        [22]% HEP       [22]% HEP

Yield (CBE):                     [TBA %]           [TBA %]          [TBA %]          [TBA %]         [TBA %]

Day Count:                       30/360            30/360           30/360         30/360           30/360

Expected Maturity To Call:     [03/25/06]       [03/25/06]         [03/25/06]     [03/25/06]       [03/25/06]
(at pricing speed)

Expected Maturity:             [10/25/16]       [07/25/16]         [09/25/12]     [11/25/11]       [08/25/09]
(at pricing speed)

Stated Maturity:                  [TBA]             [TBA]               [TBA]          [TBA]            [TBA]

* Coupon is subject to Available Funds Cap There is NO coupon step-up at the 10% Auction Call date

Available Funds  Cap:     A rate equal to the weighted average net coupon rate
                         (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group I fixed-rate mortgage loans for such Payment Date.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                       Series 1997-2 Offered Certificates

--------------------------------------------------------------------------------

                                     GROUP I
                     GROUP I FIXED RATE CERTIFICATES (Cont.)

Pre-Funding Account:     On the closing date, approximately [$55.5 million] will
                         be deposited in a pre-funding account for the purchase of additional fixed rate mortgage loans. From the closing date until [August 1],1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, and A-7 Certificateholders as prepayments based on the cash flow priority on the [August], 1997 distribution date.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on [July 25], 1997.

Payment Delay:           24 days for the Group I Fixed Rate Certificates.

Coupon Step-Up at
10% Auction Call:        There is NO coupon step-up for the Fixed Rate
                         Certficates.

Available Funds Cap:     A rate equal to the weighted average net coupon rate
                         (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group I fixed-rate mortgage loans for such Payment Date.

Interest Accrual
Period: For the Fixed Rate Certificates, interest will accrue from the 1st day of the preceeding month until the 30th day of the preceding month.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust

                   Series 1997-2 Adjustable Rate Certificates

--------------------------------------------------------------------------------

                      GROUP II ADJUSTABLE RATE CERTIFICATES

Collateral:             Group II:  Adjustable Rate, First Lien Mortgage Loans.

Approximate Group Size: [$407,000,000]

                                 Class A-9         Class M-1A       Class M-2A       Class B-1A
                                 ---------         ----------       ----------       ----------
Approximate Face Amount:        [$334,757,500]   [$25,437,500]     [$24,420,000]    [$22,385,000]

Avg Life to 10% Call Date:      [2.17] years    [4.89] years       [4.77] years     [4.70] years

Avg. Life to Maturity (app.)    [2.37] years    [5.40] years       [5.22] years     [4.97] years

Pass-Through Rate:        LIBOR+[TBA]bps*/**  LIBOR+[TBA]bps*/**   LIBOR+[TBA]bps*/**  LIBOR+[TBA]bps*/**

Price                           [TBA]             [TBA]              [TBA]              [TBA]

Pricing Speed                   [28]% CPR       [28]% CPR         [28]% CPR          [28]% CPR

Day Count:                      actual/360       actual/360       actual/360        actual/360

Expected Maturity To Call:     [03/25/04]       [03/25/04]        [03/25/04]        [03/25/04]
(at pricing speed)

Expected Maturity:             [12/25/11]       [07/25/09]        [07/25/08]        [01/25/07]
(at pricing speed)

Stated Maturity:               [TBA]             [TBA]              [TBA]               [TBA]

*    Coupon is subject to Available Funds Cap

** For Class A-9, 1M LIBOR + [2 x Spread]; and for Class M-1A, M-2A and B-1A, 1M LIBOR + [1.5 x Spread] after Clean-up Call Date. Coupon Step-up for all Classes is subject to the Available Funds Cap.

Available Funds Cap:     A rate equal to the weighted average net coupon rate
                         (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group II adjustable-rate mortgage loans for such Payment Date.

Pre-Funding Account:     On the closing date, approximately [$90.3 million] will
                         be deposited in a pre-funding account for the purchase of additional adjustable rate mortgage loans. From the closing date until [August 1], 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                         Funds remaining in the pre-funding account will be distributed to the Class A-9 Certificateholders as prepayments on the [August], 1997 distribution date.

Coupon Step-Up at 10%
Auction Call:            If the Auction Sale is not successful, the coupon on
                         the Class A-9 Certificates shall be raised to LIBOR +
                         [2x Spread]; and the Class M-1A, M-2A and B-1A
                         Certificate shall be raised to LIBOR + [1.5 x Spread], subject to the Available Funds Cap.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on July 25, 1997.

Interest
Accrual  Period:         Interest will accrue from the 25th day of the preceding
                         month ([June 12], for the first accrual period) until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjusments:              The interest rates and payments on the underlying
                         mortgage loans will generally adjust semi-annually.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   AMRESCO Residential Securities Corporation
                               Mortgage Loan Trust
                       Series 1997-2 Offered Certificates

Available Pool
Information       FIXED                          FLOATING
                  ----------                     ----------
                  Loans: [3,484]                 Loans:[3,135]
                  Balance:[277,476,417]          Balance:[316,683,005]
                  WAC:[10.318]%                  WAC:[10.013]%
                  WAM:[326]                      WAM:[356]; WA LTV: [73.704]%
                  WA LTV: [70.485]%              Gross Margin:[5.822]%
                  % 1st Liens: [99.93]%          % 1st Liens: [100]%
                  % of 5/25 Loans: [3.37]%       % of 2/28 Loans: [57.51]%
                                                 % of 3/27 Loans: [12.01]%

                  Credit Grade                   Credit Grade:
                  PAG I:   [3.66]%               PAG I:   [1.34]%
                  PAG II:  [62.77]%              PAG II:  [56.08]%
                  PAG III: [18.02]%              PAG III: [24.22]%
                  PAG IV:  [4.01]%               PAG IV:  [5.11]%
                  PAG V:   [11.55]%              PAG V:   [13.25]%


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A1     CUR                          Accr  0.20961 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.231     6.302     6.266     6.198     6.165     6.136     6.105
   99-29     6.198     6.272     6.235     6.164     6.129     6.100     6.067
   99-29+    6.165     6.243     6.204     6.130     6.094     6.063     6.029
   99-30     6.133     6.213     6.173     6.096     6.058     6.026     5.991
   99-30+    6.100     6.184     6.142     6.062     6.023     5.989     5.952
   99-31     6.067     6.154     6.111     6.028     5.987     5.952     5.914
   99-31+    6.035     6.125     6.080     5.994     5.952     5.915     5.876
  100-00     6.002     6.095     6.049     5.960     5.916     5.879     5.838
  100-00+    5.970     6.066     6.018     5.926     5.881     5.842     5.800
  100-01     5.937     6.036     5.987     5.892     5.845     5.805     5.761
  100-01+    5.904     6.007     5.956     5.858     5.810     5.768     5.723
  100-02     5.872     5.978     5.925     5.824     5.774     5.731     5.685
  100-02+    5.839     5.948     5.894     5.790     5.739     5.695     5.647
  100-03     5.807     5.919     5.863     5.756     5.703     5.658     5.609
  100-03+    5.774     5.890     5.832     5.722     5.668     5.621     5.571

Avg. Life    0.500     0.555     0.526     0.478     0.458     0.441     0.425
Mod. Dur.    0.478     0.530     0.503     0.458     0.439     0.424     0.408
1st  Pmt.    0.119     0.119     0.119     0.119     0.119     0.119     0.119
Last Pmt.    0.786     0.953     0.869     0.786     0.703     0.703     0.703

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A2     CUR                          Accr  0.20350 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.429     6.474     6.451     6.409     6.390     6.370     6.353
   99-29     6.414     6.461     6.437     6.393     6.373     6.352     6.334
   99-29+    6.399     6.448     6.423     6.377     6.356     6.334     6.315
   99-30     6.384     6.435     6.409     6.360     6.339     6.316     6.297
   99-30+    6.369     6.422     6.395     6.344     6.322     6.298     6.278
   99-31     6.354     6.409     6.380     6.328     6.305     6.281     6.259
   99-31+    6.339     6.396     6.366     6.312     6.288     6.263     6.240
  100-00     6.324     6.382     6.352     6.296     6.271     6.245     6.222
  100-00+    6.308     6.369     6.338     6.280     6.254     6.227     6.203
  100-01     6.293     6.356     6.324     6.264     6.237     6.209     6.184
  100-01+    6.278     6.343     6.310     6.248     6.220     6.191     6.166
  100-02     6.263     6.330     6.296     6.232     6.203     6.173     6.147
  100-02+    6.248     6.317     6.282     6.216     6.186     6.156     6.129
  100-03     6.233     6.304     6.268     6.200     6.169     6.138     6.110
  100-03+    6.218     6.291     6.254     6.184     6.152     6.120     6.091

Avg. Life    1.100     1.283     1.182     1.032     0.975     0.924     0.883
Mod. Dur.    1.033     1.197     1.107     0.971     0.920     0.873     0.835
1st  Pmt.    0.786     0.953     0.869     0.786     0.703     0.703     0.703
Last Pmt.    1.453     1.703     1.536     1.286     1.203     1.119     1.119

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A3     CUR                          Accr  0.21022 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.787     6.817     6.802     6.772     6.757     6.743     6.728
   99-29     6.779     6.810     6.794     6.763     6.747     6.732     6.717
   99-29+    6.770     6.803     6.786     6.754     6.738     6.722     6.706
   99-30     6.761     6.796     6.778     6.745     6.728     6.711     6.694
   99-30+    6.753     6.788     6.771     6.735     6.718     6.700     6.683
   99-31     6.744     6.781     6.763     6.726     6.708     6.690     6.672
   99-31+    6.736     6.774     6.755     6.717     6.698     6.679     6.661
  100-00     6.727     6.767     6.747     6.707     6.688     6.669     6.649
  100-00+    6.719     6.759     6.739     6.698     6.678     6.658     6.638
  100-01     6.710     6.752     6.731     6.689     6.668     6.647     6.627
  100-01+    6.701     6.745     6.723     6.680     6.658     6.637     6.616
  100-02     6.693     6.738     6.715     6.670     6.648     6.626     6.604
  100-02+    6.684     6.731     6.707     6.661     6.638     6.616     6.593
  100-03     6.676     6.723     6.699     6.652     6.628     6.605     6.582
  100-03+    6.667     6.716     6.691     6.643     6.619     6.595     6.571

Avg. Life    2.002     2.408     2.185     1.847     1.715     1.602     1.504
Mod. Dur.    1.816     2.154     1.969     1.685     1.572     1.474     1.388
1st  Pmt.    1.453     1.703     1.536     1.286     1.203     1.119     1.119
Last Pmt.    2.619     3.203     2.869     2.453     2.286     2.119     1.953

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A4     CUR                          Accr  0.21481 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.997     7.021     7.009     6.985     6.974     6.963     6.951
   99-29     6.991     7.016     7.004     6.978     6.967     6.955     6.943
   99-29+    6.985     7.011     6.998     6.972     6.960     6.948     6.935
   99-30     6.980     7.006     6.993     6.965     6.953     6.940     6.928
   99-30+    6.974     7.002     6.988     6.959     6.946     6.933     6.920
   99-31     6.968     6.997     6.982     6.952     6.939     6.925     6.912
   99-31+    6.962     6.992     6.977     6.946     6.932     6.918     6.904
  100-00     6.956     6.987     6.971     6.939     6.925     6.911     6.896
  100-00+    6.950     6.982     6.966     6.933     6.918     6.903     6.888
  100-01     6.944     6.977     6.961     6.927     6.911     6.896     6.880
  100-01+    6.938     6.972     6.955     6.920     6.904     6.888     6.872
  100-02     6.932     6.967     6.950     6.914     6.897     6.881     6.864
  100-02+    6.926     6.962     6.944     6.907     6.890     6.873     6.856
  100-03     6.920     6.957     6.939     6.901     6.883     6.866     6.848
  100-03+    6.914     6.953     6.934     6.894     6.876     6.858     6.840

Avg. Life    3.002     3.726     3.328     2.723     2.518     2.339     2.183
Mod. Dur.    2.630     3.184     2.882     2.409     2.243     2.096     1.967
1st  Pmt.    2.619     3.203     2.869     2.453     2.286     2.119     1.953
Last Pmt.    3.536     4.369     3.869     3.036     2.786     2.619     2.453

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A5     CUR                          Accr  0.21969 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.189     7.208     7.199     7.178     7.164     7.149     7.139
   99-29     7.185     7.205     7.195     7.173     7.158     7.143     7.132
   99-29+    7.180     7.201     7.190     7.168     7.153     7.136     7.126
   99-30     7.175     7.197     7.186     7.163     7.147     7.130     7.119
   99-30+    7.171     7.193     7.182     7.158     7.141     7.124     7.112
   99-31     7.166     7.189     7.178     7.153     7.136     7.117     7.105
   99-31+    7.161     7.185     7.174     7.148     7.130     7.111     7.099
  100-00     7.157     7.182     7.169     7.143     7.124     7.105     7.092
  100-00+    7.152     7.178     7.165     7.138     7.119     7.099     7.085
  100-01     7.148     7.174     7.161     7.133     7.113     7.092     7.079
  100-01+    7.143     7.170     7.157     7.128     7.107     7.086     7.072
  100-02     7.138     7.166     7.153     7.123     7.102     7.080     7.065
  100-02+    7.134     7.163     7.148     7.118     7.096     7.073     7.058
  100-03     7.129     7.159     7.144     7.112     7.090     7.067     7.052
  100-03+    7.125     7.155     7.140     7.107     7.085     7.061     7.045

Avg. Life    4.002     5.025     4.461     3.593     3.166     2.809     2.617
Mod. Dur.    3.377     4.094     3.705     3.074     2.748     2.471     2.317
1st  Pmt.    3.536     4.369     3.869     3.036     2.786     2.619     2.453
Last Pmt.    4.536     5.786     5.119     4.119     3.703     3.036     2.786

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A6     CUR                          Accr  0.22382 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.345     7.363     7.354     7.337     7.328     7.317     7.297
   99-29     7.342     7.360     7.351     7.333     7.323     7.312     7.292
   99-29+    7.338     7.357     7.347     7.328     7.319     7.307     7.286
   99-30     7.334     7.354     7.344     7.324     7.314     7.302     7.280
   99-30+    7.330     7.350     7.340     7.320     7.310     7.297     7.274
   99-31     7.326     7.347     7.337     7.316     7.305     7.292     7.268
   99-31+    7.323     7.344     7.333     7.312     7.301     7.287     7.263
  100-00     7.319     7.341     7.330     7.308     7.296     7.282     7.257
  100-00+    7.315     7.338     7.326     7.304     7.292     7.277     7.251
  100-01     7.311     7.335     7.323     7.299     7.287     7.272     7.245
  100-01+    7.307     7.332     7.320     7.295     7.283     7.267     7.239
  100-02     7.304     7.329     7.316     7.291     7.278     7.262     7.234
  100-02+    7.300     7.326     7.313     7.287     7.274     7.257     7.228
  100-03     7.296     7.323     7.309     7.283     7.269     7.252     7.222
  100-03+    7.292     7.320     7.306     7.279     7.265     7.247     7.216

Avg. Life    5.054     6.557     5.701     4.541     4.113     3.685     3.106
Mod. Dur.    4.100     5.052     4.523     3.750     3.447     3.133     2.695
1st  Pmt.    4.536     5.786     5.119     4.119     3.703     3.036     2.786
Last Pmt.    5.619     7.869     6.369     5.036     4.536     4.119     3.786

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A7     CUR                          Accr  0.23436 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                        ****  TO MATURITY ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.733     7.741     7.737     7.727     7.721     7.714     7.706
   99-29     7.730     7.739     7.735     7.725     7.718     7.711     7.703
   99-29+    7.728     7.737     7.733     7.722     7.715     7.708     7.699
   99-30     7.725     7.735     7.731     7.719     7.713     7.705     7.696
   99-30+    7.723     7.733     7.729     7.717     7.710     7.702     7.693
   99-31     7.721     7.731     7.726     7.714     7.707     7.699     7.689
   99-31+    7.718     7.729     7.724     7.712     7.704     7.696     7.686
  100-00     7.716     7.727     7.722     7.709     7.701     7.693     7.682
  100-00+    7.714     7.725     7.720     7.706     7.698     7.689     7.679
  100-01     7.711     7.723     7.718     7.704     7.696     7.686     7.676
  100-01+    7.709     7.721     7.715     7.701     7.693     7.683     7.672
  100-02     7.706     7.719     7.713     7.699     7.690     7.680     7.669
  100-02+    7.704     7.717     7.711     7.696     7.687     7.677     7.665
  100-03     7.702     7.715     7.709     7.694     7.684     7.674     7.662
  100-03+    7.699     7.713     7.707     7.691     7.682     7.671     7.659

Avg. Life    9.984    12.662    11.247     8.861     7.859     6.958     6.131
Mod. Dur.    6.573     7.698     7.129     6.040     5.533     5.051     4.589
1st  Pmt.    5.619     7.869     6.369     5.036     4.536     4.119     3.786
Last Pmt.   19.369    22.869    21.036    17.786    16.453    15.203    14.286

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A7     CUR                          Accr  0.23436 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                        ****  TO 10% CALL ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.724     7.735     7.730     7.717     7.710     7.703     7.696
   99-29     7.721     7.733     7.727     7.714     7.707     7.700     7.692
   99-29+    7.718     7.730     7.725     7.711     7.704     7.696     7.688
   99-30     7.715     7.728     7.722     7.708     7.701     7.693     7.684
   99-30+    7.713     7.726     7.720     7.705     7.697     7.689     7.680
   99-31     7.710     7.724     7.717     7.702     7.694     7.686     7.677
   99-31+    7.707     7.721     7.715     7.699     7.691     7.682     7.673
  100-00     7.705     7.719     7.712     7.697     7.688     7.679     7.669
  100-00+    7.702     7.717     7.710     7.694     7.684     7.675     7.665
  100-01     7.699     7.715     7.707     7.691     7.681     7.672     7.661
  100-01+    7.696     7.712     7.705     7.688     7.678     7.668     7.658
  100-02     7.694     7.710     7.702     7.685     7.675     7.665     7.654
  100-02+    7.691     7.708     7.700     7.682     7.671     7.661     7.650
  100-03     7.688     7.705     7.698     7.679     7.668     7.657     7.646
  100-03+    7.686     7.703     7.695     7.676     7.665     7.654     7.642

Avg. Life    7.919    10.184     8.998     7.057     6.292     5.672     5.138
Mod. Dur.    5.732     6.850     6.285     5.258     4.816     4.437     4.097
1st  Pmt.    5.619     7.869     6.369     5.036     4.536     4.119     3.786
Last Pmt. 03/25/06  02/25/08  02/25/07  07/25/05  11/25/04  04/25/04  10/25/03

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A8     NAS                          Accr  0.22153 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                                **** TO MATURITY ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.287     7.289     7.288     7.287     7.286     7.286     7.286
   99-29     7.284     7.287     7.285     7.284     7.283     7.283     7.283
   99-29+    7.281     7.284     7.282     7.280     7.280     7.280     7.279
   99-30     7.278     7.281     7.279     7.277     7.277     7.276     7.276
   99-30+    7.275     7.278     7.276     7.274     7.274     7.273     7.273
   99-31     7.272     7.275     7.273     7.271     7.271     7.270     7.270
   99-31+    7.269     7.272     7.270     7.268     7.268     7.267     7.267
  100-00     7.266     7.269     7.267     7.265     7.264     7.264     7.264
  100-00+    7.263     7.266     7.264     7.262     7.261     7.261     7.261
  100-01     7.260     7.263     7.261     7.259     7.258     7.258     7.258
  100-01+    7.257     7.260     7.258     7.256     7.255     7.255     7.254
  100-02     7.254     7.257     7.255     7.253     7.252     7.252     7.251
  100-02+    7.251     7.254     7.252     7.250     7.249     7.248     7.248
  100-03     7.248     7.251     7.249     7.247     7.246     7.245     7.245
  100-03+    7.245     7.248     7.246     7.244     7.243     7.242     7.242

Avg. Life    6.755     7.044     6.882     6.662     6.595     6.553     6.535
Mod. Dur.    5.114     5.267     5.181     5.064     5.028     5.006     4.997
1st  Pmt.    3.119     3.119     3.119     3.203     3.369     3.453     3.619
Last Pmt.   19.119    22.703    20.869    17.619    16.286    15.036    14.119

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         A8     NAS                          Accr  0.22153 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                        ****  TO 10% CALL ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.286     7.289     7.288     7.285     7.283     7.281     7.278
   99-29     7.283     7.286     7.285     7.282     7.280     7.278     7.275
   99-29+    7.280     7.283     7.282     7.279     7.277     7.274     7.271
   99-30     7.277     7.280     7.279     7.276     7.274     7.271     7.268
   99-30+    7.274     7.277     7.276     7.273     7.270     7.268     7.265
   99-31     7.271     7.274     7.273     7.269     7.267     7.264     7.261
   99-31+    7.268     7.271     7.270     7.266     7.264     7.261     7.258
  100-00     7.265     7.268     7.266     7.263     7.261     7.258     7.254
  100-00+    7.262     7.265     7.263     7.260     7.258     7.254     7.251
  100-01     7.259     7.262     7.260     7.257     7.254     7.251     7.247
  100-01+    7.255     7.259     7.257     7.254     7.251     7.248     7.244
  100-02     7.252     7.256     7.254     7.251     7.248     7.244     7.241
  100-02+    7.249     7.253     7.251     7.247     7.245     7.241     7.237
  100-03     7.246     7.250     7.248     7.244     7.241     7.238     7.234
  100-03+    7.243     7.247     7.245     7.241     7.238     7.234     7.230

Avg. Life    6.612     6.979     6.789     6.455     6.248     5.992     5.745
Mod. Dur.    5.046     5.240     5.140     4.960     4.844     4.696     4.548
1st  Pmt.    3.119     3.119     3.119     3.203     3.369     3.453     3.619
Last Pmt. 03/25/06  02/25/08  02/25/07  07/25/05  11/25/04  04/25/04  10/25/03

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         M1F    CUR                          Accr  0.23131 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                         ****  TO MATURITY  ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.609     7.619     7.614     7.603     7.599     7.595     7.591
   99-29     7.605     7.616     7.611     7.600     7.595     7.591     7.587
   99-29+    7.602     7.614     7.608     7.597     7.592     7.587     7.583
   99-30     7.599     7.611     7.605     7.593     7.588     7.583     7.579
   99-30+    7.596     7.608     7.602     7.590     7.584     7.579     7.575
   99-31     7.592     7.605     7.599     7.586     7.581     7.576     7.571
   99-31+    7.589     7.602     7.596     7.583     7.577     7.572     7.567
  100-00     7.586     7.600     7.593     7.579     7.573     7.568     7.564
  100-00+    7.583     7.597     7.590     7.576     7.570     7.564     7.560
  100-01     7.579     7.594     7.587     7.573     7.566     7.561     7.556
  100-01+    7.576     7.591     7.584     7.569     7.563     7.557     7.552
  100-02     7.573     7.588     7.581     7.566     7.559     7.553     7.548
  100-02+    7.570     7.586     7.578     7.562     7.555     7.549     7.544
  100-03     7.567     7.583     7.575     7.559     7.552     7.545     7.540
  100-03+    7.563     7.580     7.572     7.555     7.548     7.542     7.536

Avg. Life    6.577     7.973     7.214     6.060     5.646     5.313     5.050
Mod. Dur.    4.825     5.550     5.165     4.541     4.311     4.123     3.974
1st  Pmt.    3.119     3.619     3.286     3.203     3.286     3.369     3.453
Last Pmt.   15.286    18.369    16.703    14.119    13.119    12.119    11.286

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         M1F    CUR                          Accr  0.23131 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                                **** TO 10% CALL ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.604     7.616     7.610     7.598     7.593     7.588     7.584
   99-29     7.600     7.613     7.607     7.595     7.589     7.584     7.580
   99-29+    7.597     7.610     7.603     7.591     7.585     7.580     7.576
   99-30     7.593     7.607     7.600     7.587     7.581     7.576     7.572
   99-30+    7.590     7.604     7.597     7.584     7.578     7.572     7.568
   99-31     7.587     7.601     7.594     7.580     7.574     7.568     7.564
   99-31+    7.583     7.598     7.591     7.576     7.570     7.564     7.559
  100-00     7.580     7.595     7.588     7.573     7.566     7.560     7.555
  100-00+    7.576     7.592     7.584     7.569     7.562     7.556     7.551
  100-01     7.573     7.589     7.581     7.565     7.558     7.552     7.547
  100-01+    7.570     7.586     7.578     7.562     7.555     7.548     7.543
  100-02     7.566     7.583     7.575     7.558     7.551     7.544     7.538
  100-02+    7.563     7.580     7.572     7.554     7.547     7.540     7.534
  100-03     7.559     7.577     7.568     7.551     7.543     7.536     7.530
  100-03+    7.556     7.574     7.565     7.547     7.539     7.532     7.526

Avg. Life    5.951     7.246     6.549     5.494     5.117     4.818     4.588
Mod. Dur.    4.556     5.286     4.901     4.282     4.054     3.870     3.726
1st  Pmt.    3.119     3.619     3.286     3.203     3.286     3.369     3.453
Last Pmt. 03/25/06  02/25/08  02/25/07  07/25/05  11/25/04  04/25/04  10/25/03

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         M2F    CUR                          Accr  0.23589 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                                **** TO MATURITY ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.760     7.771     7.766     7.755     7.750     7.745     7.741
   99-29     7.757     7.769     7.763     7.752     7.746     7.741     7.737
   99-29+    7.754     7.766     7.760     7.748     7.743     7.738     7.733
   99-30     7.751     7.763     7.757     7.745     7.739     7.734     7.729
   99-30+    7.747     7.760     7.754     7.741     7.735     7.730     7.725
   99-31     7.744     7.757     7.751     7.738     7.732     7.726     7.721
   99-31+    7.741     7.754     7.748     7.734     7.728     7.722     7.717
  100-00     7.738     7.752     7.745     7.731     7.724     7.718     7.713
  100-00+    7.734     7.749     7.742     7.727     7.721     7.714     7.709
  100-01     7.731     7.746     7.739     7.724     7.717     7.711     7.705
  100-01+    7.728     7.743     7.735     7.720     7.713     7.707     7.701
  100-02     7.725     7.740     7.732     7.717     7.710     7.703     7.697
  100-02+    7.721     7.737     7.729     7.713     7.706     7.699     7.693
  100-03     7.718     7.735     7.726     7.710     7.702     7.695     7.689
  100-03+    7.715     7.732     7.723     7.706     7.699     7.691     7.685

Avg. Life    6.507     7.882     7.136     5.986     5.562     5.212     4.928
Mod. Dur.    4.774     5.489     5.110     4.488     4.249     4.048     3.881
1st  Pmt.    3.119     3.619     3.286     3.119     3.203     3.203     3.203
Last Pmt.   14.453    17.203    15.619    13.286    12.286    11.369    10.536

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         M2F    CUR                          Accr  0.23589 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****   TO 10% CALL   *****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    7.756     7.768     7.762     7.750     7.745     7.739     7.735
   99-29     7.752     7.765     7.759     7.747     7.741     7.735     7.730
   99-29+    7.749     7.762     7.756     7.743     7.737     7.731     7.726
   99-30     7.746     7.759     7.753     7.739     7.733     7.727     7.722
   99-30+    7.742     7.756     7.749     7.736     7.729     7.723     7.718
   99-31     7.739     7.753     7.746     7.732     7.725     7.719     7.713
   99-31+    7.735     7.750     7.743     7.728     7.721     7.715     7.709
  100-00     7.732     7.747     7.740     7.725     7.717     7.711     7.705
  100-00+    7.728     7.744     7.737     7.721     7.714     7.707     7.701
  100-01     7.725     7.741     7.733     7.717     7.710     7.703     7.696
  100-01+    7.722     7.739     7.730     7.714     7.706     7.699     7.692
  100-02     7.718     7.736     7.727     7.710     7.702     7.694     7.688
  100-02+    7.715     7.733     7.724     7.706     7.698     7.690     7.684
  100-03     7.711     7.730     7.721     7.703     7.694     7.686     7.679
  100-03+    7.708     7.727     7.717     7.699     7.690     7.682     7.675

Avg. Life    5.951     7.246     6.549     5.488     5.097     4.777     4.521
Mod. Dur.    4.533     5.255     4.875     4.258     4.021     3.823     3.662
1st  Pmt.    3.119     3.619     3.286     3.119     3.203     3.203     3.203
Last Pmt. 03/25/06  02/25/08  02/25/07  07/25/05  11/25/04  04/25/04  10/25/03

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         B1F    CUR                          Accr  0.24643 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                            ****  TO MATURITY ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    8.109     8.122     8.116     8.103     8.098     8.092     8.087
   99-29     8.106     8.119     8.112     8.100     8.094     8.088     8.083
   99-29+    8.103     8.116     8.109     8.096     8.090     8.084     8.079
   99-30     8.099     8.113     8.106     8.093     8.086     8.080     8.075
   99-30+    8.096     8.110     8.103     8.089     8.082     8.076     8.070
   99-31     8.093     8.107     8.100     8.085     8.079     8.072     8.066
   99-31+    8.089     8.104     8.097     8.082     8.075     8.068     8.062
  100-00     8.086     8.101     8.094     8.078     8.071     8.064     8.058
  100-00+    8.082     8.098     8.090     8.075     8.067     8.060     8.054
  100-01     8.079     8.095     8.087     8.071     8.063     8.056     8.050
  100-01+    8.076     8.092     8.084     8.068     8.060     8.052     8.045
  100-02     8.072     8.089     8.081     8.064     8.056     8.048     8.041
  100-02+    8.069     8.086     8.078     8.060     8.052     8.044     8.037
  100-03     8.066     8.084     8.075     8.057     8.048     8.040     8.033
  100-03+    8.062     8.081     8.072     8.053     8.044     8.036     8.029

Avg. Life    6.292     7.641     6.909     5.783     5.359     5.014     4.725
Mod. Dur.    4.633     5.334     4.962     4.350     4.107     3.906     3.733
1st  Pmt.    3.119     3.619     3.286     3.119     3.119     3.119     3.119
Last Pmt.   12.203    14.619    13.369    11.203    10.286     9.536     8.869

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72F                            Coupon                     N/A
Class         B1F    CUR                          Accr  0.24643 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****  TO 10% CALL  ****

FIXED:   HEP 22.00 HEP 18.00 HEP 20.00 HEP 24.00 HEP 26.00 HEP 28.00 HEP 30.00
ARMS:    CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00 CPR 28.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    8.106     8.119     8.113     8.100     8.094     8.088     8.083
   99-29     8.103     8.116     8.110     8.096     8.090     8.084     8.079
   99-29+    8.099     8.113     8.106     8.093     8.086     8.080     8.074
   99-30     8.096     8.110     8.103     8.089     8.082     8.076     8.070
   99-30+    8.092     8.107     8.100     8.085     8.078     8.072     8.066
   99-31     8.089     8.104     8.097     8.082     8.074     8.067     8.061
   99-31+    8.085     8.101     8.093     8.078     8.070     8.063     8.057
  100-00     8.082     8.098     8.090     8.074     8.066     8.059     8.053
  100-00+    8.078     8.095     8.087     8.070     8.062     8.055     8.048
  100-01     8.075     8.092     8.084     8.067     8.059     8.051     8.044
  100-01+    8.071     8.089     8.081     8.063     8.055     8.047     8.040
  100-02     8.068     8.086     8.077     8.059     8.051     8.043     8.035
  100-02+    8.065     8.083     8.074     8.056     8.047     8.039     8.031
  100-03     8.061     8.080     8.071     8.052     8.043     8.034     8.027
  100-03+    8.058     8.077     8.068     8.048     8.039     8.030     8.022

Avg. Life    5.951     7.246     6.549     5.484     5.080     4.751     4.479
Mod. Dur.    4.481     5.186     4.815     4.209     3.968     3.767     3.598
1st  Pmt.    3.119     3.619     3.286     3.119     3.119     3.119     3.119
Last Pmt. 03/25/06  02/25/08  02/25/07  07/25/05  11/25/04  04/25/04  10/25/03

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72A                            Coupon     * Cap      Flr 0.00
Class         A9     FLT CUR LIBOR-1M+TBA         Accr  0.00000 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****  TO 10% CALL  ****

  FIXED: HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00
  ARMS : CPR 28.00 CPR 22.00 CPR 25.00 CPR 30.00 CPR 35.00 CPR 40.00 CPR 43.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+   26.572    25.355    25.926    27.052    28.558    30.365    31.149
   99-29    25.776    24.733    25.221    26.187    27.478    29.026    29.698
   99-29+   24.979    24.110    24.517    25.322    26.397    27.688    28.248
   99-30    24.183    23.488    23.813    24.457    25.317    26.350    26.797
   99-30+   23.387    22.866    23.110    23.592    24.238    25.012    25.348
   99-31    22.591    22.243    22.406    22.728    23.158    23.674    23.898
   99-31+   21.795    21.622    21.703    21.864    22.079    22.337    22.449
  100-00    21.000    21.000    21.000    21.000    21.000    21.000    21.000
  100-00+   20.205    20.379    20.297    20.136    19.921    19.663    19.551
  100-01    19.410    19.757    19.595    19.273    18.843    18.327    18.103
  100-01+   18.615    19.136    18.892    18.410    17.765    16.991    16.656
  100-02    17.821    18.515    18.190    17.547    16.687    15.655    15.208
  100-02+   17.027    17.895    17.488    16.685    15.610    14.320    13.761
  100-03    16.233    17.274    16.786    15.822    14.533    12.985    12.314
  100-03+   15.439    16.654    16.085    14.960    13.456    11.650    10.868

Avg. Life    2.173     2.879     2.499     1.981     1.544     1.217     1.117
Mod. Dur.    1.890     2.418     2.137     1.740     1.393     1.124     1.037
1st  Pmt.    0.119     0.119     0.119     0.119     0.119     0.119     0.119
Last Pmt. 03/25/04  03/25/06  02/25/05  09/25/03  08/25/02  11/25/01     2.786

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72A                            Coupon     * Cap      Flr 0.00
Class         M1A    FLT CUR LIBOR-1M+TBA         Accr  0.00000 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****  TO 10% CALL  ****

  FIXED: HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00
  ARMS : CPR 28.00 CPR 22.00 CPR 25.00 CPR 30.00 CPR 35.00 CPR 40.00 CPR 43.00
  -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+   42.585    42.220    42.430    42.646    42.625    42.776    43.412
   99-29    42.216    41.903    42.083    42.268    42.250    42.379    42.924
   99-29+   41.846    41.585    41.736    41.890    41.875    41.983    42.437
   99-30    41.477    41.268    41.388    41.512    41.500    41.586    41.949
   99-30+   41.108    40.951    41.041    41.134    41.125    41.189    41.462
   99-31    40.738    40.634    40.694    40.756    40.750    40.793    40.974
   99-31+   40.369    40.317    40.347    40.378    40.375    40.396    40.487
  100-00    40.000    40.000    40.000    40.000    40.000    40.000    40.000
  100-00+   39.631    39.683    39.653    39.622    39.625    39.604    39.513
  100-01    39.262    39.366    39.306    39.245    39.250    39.207    39.026
  100-01+   38.893    39.049    38.959    38.867    38.876    38.811    38.539
  100-02    38.524    38.733    38.613    38.489    38.501    38.415    38.052
  100-02+   38.155    38.416    38.266    38.112    38.127    38.019    37.566
  100-03    37.787    38.100    37.919    37.735    37.752    37.623    37.079
  100-03+   37.418    37.783    37.573    37.357    37.378    37.227    36.592

Avg. Life    4.886     5.924     5.285     4.739     4.756     4.453     3.536
Mod. Dur.    4.067     4.737     4.326     3.974     4.005     3.786     3.082
1st  Pmt.    3.536     3.203     3.369     3.703     4.119     4.453     2.786
Last Pmt. 03/25/04  03/25/06  02/25/05  09/25/03  08/25/02  11/25/01  06/25/01

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72A                            Coupon     * Cap      Flr 0.00
Class         M2A    FLT CUR LIBOR-1M+TBA         Accr  0.00000 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****  TO 10% CALL  ****

  FIXED: HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00
  ARMS : CPR 28.00 CPR 22.00 CPR 25.00 CPR 30.00 CPR 35.00 CPR 40.00 CPR 43.00
  -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+   62.659    62.236    62.463    62.762    62.928    62.921    63.042
   99-29    62.279    61.916    62.111    62.367    62.510    62.504    62.607
   99-29+   61.899    61.597    61.759    61.973    62.091    62.086    62.173
   99-30    61.519    61.277    61.407    61.578    61.673    61.669    61.738
   99-30+   61.139    60.958    61.055    61.183    61.255    61.252    61.303
   99-31    60.759    60.639    60.703    60.789    60.836    60.834    60.869
   99-31+   60.380    60.319    60.352    60.394    60.418    60.417    60.434
  100-00    60.000    60.000    60.000    60.000    60.000    60.000    60.000
  100-00+   59.620    59.681    59.648    59.606    59.582    59.583    59.566
  100-01    59.241    59.362    59.297    59.211    59.164    59.166    59.131
  100-01+   58.862    59.043    58.945    58.817    58.746    58.749    58.697
  100-02    58.482    58.724    58.594    58.423    58.328    58.332    58.263
  100-02+   58.103    58.405    58.243    58.029    57.911    57.915    57.829
  100-03    57.724    58.086    57.891    57.635    57.493    57.499    57.395
  100-03+   57.345    57.767    57.540    57.241    57.075    57.082    56.961

Avg. Life    4.766     5.918     5.242     4.544     4.222     4.223     4.031
Mod. Dur.    3.951     4.699     4.265     3.803     3.588     3.596     3.454
1st  Pmt.    3.286     3.119     3.203     3.369     3.536     3.786     3.953
Last Pmt. 03/25/04  03/25/06  02/25/05  09/25/03  08/25/02  11/25/01  06/25/01

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Deal ID/CUSIP AMRES72A                            Coupon     * Cap      Flr 0.00
Class         B1A    FLT CUR LIBOR-1M+TBA         Accr  0.00000 1st Pmt 07/25/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.652/10.152)       LIBOR-1M              5.68750
WAM    (Orig)         (28.824)                    Mat N/A        Settle 06/12/97

                           ****  TO 10% CALL  ****

  FIXED: HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00 HEP 22.00
  ARMS : CPR 28.00 CPR 22.00 CPR 25.00 CPR 30.00 CPR 35.00 CPR 40.00 CPR 43.00
  -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+  112.726   112.271   112.509   112.853   113.114   113.261   113.303
   99-29   112.336   111.947   112.150   112.445   112.669   112.795   112.831
   99-29+  111.946   111.622   111.792   112.037   112.224   112.329   112.359
   99-30   111.557   111.298   111.433   111.630   111.779   111.863   111.887
   99-30+  111.168   110.973   111.075   111.222   111.334   111.397   111.415
   99-31   110.778   110.649   110.716   110.815   110.889   110.931   110.943
   99-31+  110.389   110.324   110.358   110.407   110.445   110.466   110.472
  100-00   110.000   110.000   110.000   110.000   110.000   110.000   110.000
  100-00+  109.611   109.676   109.642   109.593   109.555   109.534   109.529
  100-01   109.222   109.352   109.284   109.186   109.111   109.069   109.057
  100-01+  108.833   109.027   108.926   108.779   108.667   108.604   108.586
  100-02   108.444   108.703   108.568   108.372   108.222   108.138   108.114
  100-02+  108.055   108.379   108.210   107.965   107.778   107.673   107.643
  100-03   107.667   108.056   107.852   107.558   107.334   107.208   107.172
  100-03+  107.278   107.732   107.495   107.151   106.890   106.743   106.701

Avg. Life    4.703     5.916     5.217     4.444     3.988     3.768     3.711
Mod. Dur.    3.846     4.616     4.179     3.675     3.366     3.213     3.174
1st  Pmt.    3.203     3.119     3.119     3.203     3.203     3.286     3.369
Last Pmt. 03/25/04  03/25/06  02/25/05  09/25/03  08/25/02  11/25/01  06/25/01

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

             Available Funds information on Adjustable Certificates

       The Adjustable Rate Certificates are subject to an available funds cap = to the Group II Net Pass-Thru Rate

     DATE   COUPON
 --------------------
 07/25/97    9.515
 08/25/97    9.584
 09/25/97    9.605
 10/25/97    9.663
 11/25/97    9.701
 12/25/97    9.802
 01/25/98    9.827
 02/25/98    9.892
 03/25/98    9.913
 04/25/98    9.971
 05/25/98   10.009
 06/25/98   10.103

 07/25/98   10.125
 08/25/98   10.161
 09/25/98   10.168
 10/25/98   10.196
 11/25/98   10.219
 12/25/98   10.258
 01/25/99   10.258
 02/25/99   10.321
 03/25/99   10.378
 04/25/99   10.586
 05/25/99   10.835
 06/25/99   11.230

 07/25/99   11.237
 08/25/99   11.237
 09/25/99   11.237
 10/25/99   11.237
 11/25/99   11.237
 12/25/99   11.238
 01/25/00   11.239
 02/25/00   11.276
 03/25/00   11.287
 04/25/00   11.313
 05/25/00   11.323
 06/25/00   11.330  and thereafter

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

     -  AMRESCO72
     -  Cut Off Date of Tape is  04/30/97
     -  FIXED RATE COLLATERAL (06/01/97 Scheduled Balance)
     -  $277,476,416.64
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   3,484

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $277,476,416.64
Aggregate Original Principal Balance:             $278,207,070.00

Weighted Average Gross Coupon:                            10.318%
Gross Coupon Range:                             6.000% -  17.220%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $79,643.06
Average Original Principal Balance:                    $79,852.78

Maximum Unpaid Principal Balance:                     $783,245.57
Minimum Unpaid Principal Balance:                         $668.26

Maximum Original Principal Balance:                   $783,750.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         326.184
Stated Rem Term Range:                         112.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       3.273
Age Range:                                       0.000 -   35.000

Weighted Average Original Term:                           329.457
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             70.485
Original LTV Range:                             8.570% -  90.000%

Weighted Average Combined LTV:                             70.507
Combined LTV Range:                            10.000% -  90.000%

--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 5.50% < Gross Coupon <=  6.00%          2           92,605.72       0.03
 6.50% < Gross Coupon <=  7.00%          2          562,260.65       0.20
 7.00% < Gross Coupon <=  7.50%          5          437,075.15       0.16
 7.50% < Gross Coupon <=  7.75%         10        1,613,559.28       0.58
 7.75% < Gross Coupon <=  8.00%         29        3,281,907.64       1.18
 8.00% < Gross Coupon <=  8.25%         46        4,511,386.34       1.63
 8.25% < Gross Coupon <=  8.50%         88        9,071,383.93       3.27
 8.50% < Gross Coupon <=  8.75%        111       11,989,576.73       4.32
 8.75% < Gross Coupon <=  9.00%        201       20,043,510.96       7.22
 9.00% < Gross Coupon <=  9.25%        121       11,977,101.17       4.32
 9.25% < Gross Coupon <=  9.50%        253       24,393,538.06       8.79
 9.50% < Gross Coupon <=  9.75%        210       18,577,684.96       6.70
 9.75% < Gross Coupon <= 10.00%        384       34,895,430.38      12.58
10.00% < Gross Coupon <= 10.25%        168       13,896,302.07       5.01
10.25% < Gross Coupon <= 10.50%        240       19,319,971.21       6.96
10.50% < Gross Coupon <= 10.75%        214       16,745,757.28       6.04
10.75% < Gross Coupon <= 11.00%        240       18,384,762.17       6.63
11.00% < Gross Coupon <= 11.25%        132        8,798,094.26       3.17
11.25% < Gross Coupon <= 11.50%        172       11,612,374.29       4.18
11.50% < Gross Coupon <= 11.75%        133        8,581,720.86       3.09
11.75% < Gross Coupon <= 12.00%        140        9,337,349.03       3.37
12.00% < Gross Coupon <= 12.25%         98        5,008,867.46       1.81
12.25% < Gross Coupon <= 12.50%        108        5,909,224.34       2.13
12.50% < Gross Coupon <= 12.75%         79        3,902,316.32       1.41
12.75% < Gross Coupon <= 13.00%         57        2,759,496.43       0.99
13.00% < Gross Coupon <= 13.25%         54        2,654,952.89       0.96
13.25% < Gross Coupon <= 13.50%         47        2,705,035.08       0.97
13.50% < Gross Coupon <= 13.75%         28        1,084,660.72       0.39
13.75% < Gross Coupon <= 14.00%         32        1,551,179.58       0.56
14.00% < Gross Coupon <= 14.25%         16          613,970.41       0.22
14.25% < Gross Coupon <= 14.50%         20          918,429.58       0.33
14.50% < Gross Coupon <= 14.75%         12          533,217.24       0.19
14.75% < Gross Coupon <= 15.00%          9          630,965.72       0.23
15.00% < Gross Coupon <= 15.25%          4          179,478.27       0.06
15.25% < Gross Coupon <= 15.50%          8          482,241.69       0.17
15.50% < Gross Coupon <= 15.75%          1           30,450.00       0.01
15.75% < Gross Coupon <= 16.00%          6          224,148.49       0.08
16.00% < Gross Coupon <= 16.25%          2          126,121.12       0.05
17.00% < Gross Coupon <= 17.25%          2           38,309.16       0.01
----------------------------------------------------------------------------
Total..........                       3484     $277,476,416.64     100.00%
============================================================================


                          LOAN SUMMARY STRATIFIED BY
                                ORIGINAL TERM

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

108 < Orig. Term <= 120       18         971,888.73           0.35%
168 < Orig. Term <= 180      749      42,686,362.36          15.38%
228 < Orig. Term <= 240       74       4,638,944.61           1.67%
288 < Orig. Term <= 300        1          23,951.87           0.01%
348 < Orig. Term <= 360    2,642     229,155,269.07          82.59%
-------------------------------------------------------------------
Total............          3,484     277,476,416.64         100.00%
===================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
                     REMAINING MONTHS TO STATED MATURITY

                                                       Percentage of
                                     Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120         18         971,888.73           0.35%
156 < Rem Term <= 168          3         162,946.97           0.06%
168 < Rem Term <= 180        746      42,523,415.39          15.33%
228 < Rem Term <= 240         74       4,638,944.61           1.67%
288 < Rem Term <= 300          1          23,951.87           0.01%
324 < Rem Term <= 336          2         107,169.97           0.04%
336 < Rem Term <= 348          8         468,372.58           0.17%
348 < Rem Term <= 360      2,632     228,579,726.52          82.38%
-------------------------------------------------------------------
Total............          3,484     277,476,416.64         100.00%
===================================================================


                          LOAN SUMMARY STRATIFIED BY
                                 AGE OF LOAN

                                                        PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0              70       4,561,620.03           1.64%
  0 < Age <=  12           3,402     272,257,212.61          98.12%
 12 < Age <=  24              10         550,414.03           0.20%
 24 < Age <=  36               2         107,169.97           0.04%
-------------------------------------------------------------------
Total............          3,484     277,476,416.64         100.00%
===================================================================

                          LOAN SUMMARY STRATIFIED BY
                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 1          11,510.82       0.00
 10.000 < CLTV <=  15.000                 6         143,931.34       0.05
 15.000 < CLTV <=  20.000                20         702,587.30       0.25
 20.000 < CLTV <=  25.000                24         789,055.62       0.28
 25.000 < CLTV <=  30.000                40       1,736,194.77       0.63
 30.000 < CLTV <=  35.000                62       2,654,970.77       0.96
 35.000 < CLTV <=  40.000                68       4,522,268.32       1.63
 40.000 < CLTV <=  45.000                84       4,811,003.25       1.73
 45.000 < CLTV <=  50.000               139       8,358,019.34       3.01
 50.000 < CLTV <=  55.000               142       9,080,864.23       3.27
 55.000 < CLTV <=  60.000               296      19,019,342.98       6.85
 60.000 < CLTV <=  65.000               366      26,004,133.54       9.37
 65.000 < CLTV <=  70.000               574      41,286,169.39      14.88
 70.000 < CLTV <=  75.000               663      59,469,170.94      21.43
 75.000 < CLTV <=  80.000               697      66,521,259.03      23.97
 80.000 < CLTV <=  85.000               205      22,282,423.43       8.03
 85.000 < CLTV <=  90.000                97      10,083,511.57       3.63
--------------------------------------------------------------------------
Total....................             3,484    $277,476,416.64     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 < Balance <=     5,000       1              668.26       0.00
     5,000 < Balance <=    10,000       2           19,905.08       0.01
    10,000 < Balance <=    15,000      18          236,889.92       0.09
    15,000 < Balance <=    20,000      86        1,632,185.45       0.59
    20,000 < Balance <=    25,000     162        3,708,536.44       1.34
    25,000 < Balance <=    30,000     166        4,670,827.41       1.68
    30,000 < Balance <=    35,000     206        6,759,564.15       2.44
    35,000 < Balance <=    40,000     188        7,136,373.43       2.57
    40,000 < Balance <=    45,000     201        8,638,779.06       3.11
    45,000 < Balance <=    50,000     232       11,131,273.58       4.01
    50,000 < Balance <=    55,000     193       10,147,149.26       3.66
    55,000 < Balance <=    60,000     207       11,969,048.11       4.31
    60,000 < Balance <=    65,000     174       10,928,816.92       3.94
    65,000 < Balance <=    70,000     153       10,373,848.15       3.74
    70,000 < Balance <=    75,000     130        9,469,084.61       3.41
    75,000 < Balance <=    80,000     130       10,154,703.44       3.66
    80,000 < Balance <=    85,000     115        9,494,065.44       3.42
    85,000 < Balance <=    90,000     108        9,494,755.28       3.42
    90,000 < Balance <=    95,000      87        8,096,799.95       2.92
    95,000 < Balance <=   100,000     104       10,162,625.49       3.66
   100,000 < Balance <=   105,000      81        8,352,533.05       3.01
   105,000 < Balance <=   110,000      70        7,534,098.20       2.72
   110,000 < Balance <=   115,000      64        7,202,110.72       2.60
   115,000 < Balance <=   120,000      68        8,016,034.97       2.89
   120,000 < Balance <=   125,000      54        6,628,699.17       2.39
   125,000 < Balance <=   130,000      37        4,721,539.51       1.70
   130,000 < Balance <=   135,000      35        4,651,113.81       1.68
   135,000 < Balance <=   140,000      42        5,796,788.32       2.09
   140,000 < Balance <=   145,000      25        3,575,223.05       1.29
   145,000 < Balance <=   150,000      30        4,440,075.96       1.60
   150,000 < Balance <=   200,000     165       28,160,099.89      10.15
   200,000 < Balance <=   250,000      60       13,459,014.59       4.85
   250,000 < Balance <=   300,000      39       10,792,267.72       3.89
   300,000 < Balance <=   350,000      19        6,055,428.00       2.18
   350,000 < Balance <=   400,000      13        4,874,593.51       1.76
   400,000 < Balance <=   450,000       8        3,438,600.89       1.24
   450,000 < Balance <=   500,000      10        4,769,050.28       1.72
   750,000 < Balance                    1          783,245.57       0.28
--------------------------------------------------------------------------
Total....................            3484     $277,476,416.64     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AR                        14                 544,001.86         0.20
AZ                       110               6,620,225.02         2.39
CA                       897              95,313,813.36        34.35
CO                       118              10,681,678.30         3.85
CT                        19               1,909,192.82         0.69
DC                        10                 744,700.57         0.27
DE                         3                 142,950.29         0.05
FL                       408              25,479,161.09         9.18
GA                        81               5,209,685.74         1.88
HI                       104              19,827,444.70         7.15
IA                        11                 529,833.32         0.19
ID                        30               1,851,391.77         0.67
IL                       153               8,716,084.30         3.14
IN                       109               4,672,282.01         1.68
KS                         4                 177,468.43         0.06
KY                        21               1,006,627.25         0.36
LA                        38               1,759,904.89         0.63
MA                        33               2,401,181.46         0.87
MD                        32               2,038,271.38         0.73
ME                         8                 540,440.08         0.19
MI                        88               4,844,600.28         1.75
MN                        48               3,722,630.51         1.34
MO                        63               2,562,896.36         0.92
MS                        18                 743,348.74         0.27
MT                         8                 777,259.46         0.28
NC                        66               3,032,591.97         1.09
NE                         3                 124,044.60         0.04
NH                        17               1,038,139.88         0.37
NJ                        24               2,379,482.91         0.86
NM                        37               3,069,184.86         1.11
NV                        41               4,158,088.68         1.50
NY                        59               6,447,846.82         2.32
OH                       124               6,690,548.14         2.41
OK                        12                 689,211.18         0.25
OR                        96               7,780,757.39         2.80
PA                       118               6,270,231.37         2.26
RI                        10               1,147,019.77         0.41
SC                        34               1,813,708.77         0.65
TN                        25               1,742,300.30         0.63
TX                       151               8,291,140.85         2.99
UT                        87               8,585,844.13         3.09
VA                        21               1,457,778.71         0.53
WA                        95               8,092,433.20         2.92
WI                        16                 836,819.58         0.30
WV                         9                 401,415.23         0.14
WY                        11                 610,754.31         0.22
--------------------------------------------------------------------------
Total...............    3484            $277,476,416.64       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         LOAN SUMMARY STRATIFIED BY
                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                              Loans         Balance          Balance

Single-family                   3061       242,832,269.50      87.51
Low-Rise Condo                     1           147,552.88       0.05
Manufactured Housing              13           622,970.04       0.22
PUD                               55         5,958,424.72       2.15
Townhouses                        12           783,646.66       0.28
Condominiums                     137         9,192,436.49       3.31
2-4 Family                       192        17,219,990.67       6.21
Mobile Home                       12           672,354.77       0.24
Other                              1            46,770.91       0.02
--------------------------------------------------------------------------
Total...............            3484      $277,476,416.64     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      2978   248,494,775.16          89.56
Non Owner Occ.                   506    28,981,641.48          10.44
--------------------------------------------------------------------------
Total..................         3484  $277,476,416.64         100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                                  LOAN TYPE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
     LOAN TYPE                 Loans         Balance          Balance

10/6                               1            29,568.84       0.01
5/6                               86         9,307,679.94       3.35
FIXED                           3397       268,139,167.86      96.63
--------------------------------------------------------------------------
Total..................         3484      $277,476,416.64     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                      Loans               Balance            Balance

1                       3479             277,287,146.67        99.93
2                          5                 189,269.97         0.07
--------------------------------------------------------------------------
Total...............    3484            $277,476,416.64       100.00%
==========================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
                                  PAG  CODE

                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Type of Loan         Loans            Balance            Balance

   1                    96           10,158,688.39         3.66
   2                  1949          174,164,673.69        62.77
   3                   666           49,988,442.71        18.02
   4                   219           11,119,059.82         4.01
   5                   554           32,045,552.03        11.55
-----------------------------------------------------------------
Total..........       3484         $277,476,416.64       100.00%
=================================================================

                LOAN SUMMARY STRATIFIED BY PREPAYMENT PENALTY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
PREPAYMENT PENALTY             Loans       Balance            Balance

  No                            1139    75,683,640.82          27.28
  Yes                           2345   201,792,775.82          72.72
--------------------------------------------------------------------------
Total..................         3484  $277,476,416.64         100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                                   ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
   ORIGINATOR          Loans               Balance            Balance

ACCREDITED                 2                 250,361.99         0.09
ADMIRAL                   10                 776,214.07         0.28
ALTERNATIVE LENDING       17               1,134,527.16         0.41
AMRESCO                 1056              74,520,823.89        26.86
BNC                      119               8,476,576.87         3.05
CFI MTG CORP              15               1,020,793.10         0.37
DLJ                        1                  64,878.26         0.02
FIRST COLONY              43               3,602,210.20         1.30
FREMONT INV                5                 477,250.91         0.17
INVESTAID                 14                 753,341.40         0.27
LONG BEACH              1254             106,622,502.02        38.43
NATIONAL MORTGAGE         38               3,189,793.76         1.15
NEW CENTURY              442              40,252,518.25        14.51
OPTION ONE               351              25,974,350.75         9.36
PAN AMERICAN              13               1,221,674.04         0.44
PROVIDIAN                  2                 150,145.32         0.05
QUALITY                    7                 275,480.55         0.10
SAN DIEGO HOME            13               2,735,007.60         0.99
TEMPLE INLAND              1                  23,308.81         0.01
UNITED LENDING            65               4,949,379.91         1.78
WALSH SECURITIES           1                  46,770.91         0.02
WEYERHAEUSER              15                 958,506.87         0.35
--------------------------------------------------------------------------
Total...............    3484            $277,476,416.64       100.00%
==========================================================================

                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                3332   266,082,561.52          95.89
Partially Amortizing             152    11,393,855.12           4.11
--------------------------------------------------------------------------
Total..................         3484  $277,476,416.64         100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          ARMS INCLUDED IN FIXED GROUP

                           LOAN SUMMARY STRATIFIED BY
                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   07/01/99              1         $59,660.18            00.64
   03/01/00              1         $47,509.79            00.51
   08/01/00              1         $81,855.46            00.88
   02/01/02             27      $2,765,554.86            29.62
   03/01/02             12      $1,226,551.59            13.14
   04/01/02             25      $2,714,044.79            29.07
   05/01/02             17      $2,312,428.27            24.77
   06/01/02              2        $100,075.00            01.07
   07/01/05              1         $29,568.84            00.32
--------------------------------------------------------------------------
Total........           87      $9,337,248.78           100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 4.500 < Margin <=  5.000       10       1,394,477.84          14.93
 5.000 < Margin <=  5.500       11       1,481,872.80          15.87
 5.500 < Margin <=  6.000       11       1,001,902.13          10.73
 6.000 < Margin <=  6.500       21       1,642,229.60          17.59
 6.500 < Margin <=  7.000       20       2,033,728.60          21.78
 7.000 < Margin <=  7.500        9       1,037,587.68          11.11
 7.500 < Margin <=  8.000        3         641,606.68           6.87
 8.000 < Margin <=  8.500        1          26,917.64           0.29
 8.500 < Margin <=  9.000        1          76,925.81           0.82
--------------------------------------------------------------------------
Total.................          87    $  9,337,248.78         100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

13.000 < LIFE CAP <= 13.500             1       207,310.68           2.22
13.500 < LIFE CAP <= 14.000             1        42,671.76           0.46
14.000 < LIFE CAP <= 14.500             4       554,588.68           5.94
14.500 < LIFE CAP <= 15.000            12       790,292.30           8.46
15.000 < LIFE CAP <= 15.500            11     1,389,765.62          14.88
15.500 < LIFE CAP <= 16.000            11     1,993,600.22          21.35
16.000 < LIFE CAP <= 16.500             5       624,798.96           6.69
16.500 < LIFE CAP <= 17.000             9       900,391.88           9.64
17.000 < LIFE CAP <= 17.500             6       572,605.13           6.13
17.500 < LIFE CAP <= 18.000             5       246,372.56           2.64
18.000 < LIFE CAP <= 18.500             9       653,177.12           7.00
18.500 < LIFE CAP <= 19.000             5       274,523.48           2.94
19.000 < LIFE CAP <= 19.500             2       106,494.65           1.14
19.500 < LIFE CAP <= 20.000             2       145,411.78           1.56
20.000 < LIFE CAP <= 20.500             2       747,876.14           8.01
20.500 < LIFE CAP <= 21.000             1        36,984.85           0.40
21.000 < LIFE CAP <= 21.500             1        50,382.97           0.54
--------------------------------------------------------------------------
Total.................                 87    $9,337,248.78         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
           Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 4.500 < Life Floor <=  5.000           2       368,291.47      3.94
 5.000 < Life Floor <=  5.500           7     1,046,498.78     11.21
 5.500 < Life Floor <=  6.000           3       167,813.98      1.80
 6.000 < Life Floor <=  6.500           3       144,802.30      1.55
 6.500 < Life Floor <=  7.000           7       640,363.77      6.86
 7.000 < Life Floor <=  7.500           6       336,535.82      3.60
 7.500 < Life Floor <=  8.000           6     1,122,314.55     12.02
 8.000 < Life Floor <=  8.500          12       790,292.30      8.46
 8.500 < Life Floor <=  9.000          14     2,078,402.92     22.26
 9.000 < Life Floor <=  9.500           3       290,151.44      3.11
 9.500 < Life Floor <= 10.000           7       794,650.88      8.51
10.000 < Life Floor <= 10.500           6       573,730.66      6.14
10.500 < Life Floor <= 11.000           2       144,134.17      1.54
11.000 < Life Floor <= 11.500           4       395,274.83      4.23
11.500 < Life Floor <= 12.000           2        76,902.45      0.82
12.500 < Life Floor <= 13.000           1        76,925.81      0.82
13.000 < Life Floor <= 13.500           2       290,162.65      3.11
--------------------------------------------------------------------------
Total.................                 87   $ 9,337,248.78    100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

     -  AMRESCO72
     -  Cut Off Date of Tape is  04/30/97
     -  ADJUSTABLE RATE COLLATERAL (06/01/97 Scheduled Balance)
     -  $316,683,005.45

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   3,135

Lien Status:                                     First Lien Loans

Index:                                              6 Month LIBOR

Aggregate Unpaid Principal Balance:               $316,683,005.45
Aggregate Original Principal Balance:             $317,421,192.00

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.013%
Gross Coupon Range:                             5.593% -  16.680%

Weighted Average Margin (Gross):                           5.822%
Gross Margin Range:                             4.250% -   9.990%

Weighted Average Life Cap (Gross):                        16.358%
Gross Life Cap Range:                          10.713% -  23.680%

Weighted Average Life Floor (Gross):                       9.858%
Gross Life Floor Range:                         4.875% -  16.680%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $101,015.31
Average Original Principal Balance:                   $101,250.78

Maximum Unpaid Principal Balance:                   $1,449,214.55
Minimum Unpaid Principal Balance:                       $9,989.44

Maximum Original Principal Balance:                 $1,450,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         355.981
Stated Rem Term Range:                         163.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            3.103
Age Range:                                       0.000 -   24.000

Weighted Average Original Term:                           359.084
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             73.704
Original LTV Range:                            12.000% -  90.000%

Weighted Average Periodic Interest Cap:                    1.089%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                  17.155
Months to Interest Roll Range:                           1 -   36

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 5.50% < Gross Coupon <=  6.00%          2          168,972.38       0.05
 6.00% < Gross Coupon <=  6.50%          8          936,047.23       0.30
 6.50% < Gross Coupon <=  7.00%         13        2,015,143.49       0.64
 7.00% < Gross Coupon <=  7.50%         26        3,360,519.07       1.06
 7.50% < Gross Coupon <=  7.75%         31        3,677,170.25       1.16
 7.75% < Gross Coupon <=  8.00%         48        6,667,892.83       2.11
 8.00% < Gross Coupon <=  8.25%         47        4,719,823.77       1.49
 8.25% < Gross Coupon <=  8.50%        113       14,386,118.12       4.54
 8.50% < Gross Coupon <=  8.75%        128       16,874,717.75       5.33
 8.75% < Gross Coupon <=  9.00%        200       25,933,176.22       8.19
 9.00% < Gross Coupon <=  9.25%        133       16,714,090.64       5.28
 9.25% < Gross Coupon <=  9.50%        197       23,252,428.75       7.34
 9.50% < Gross Coupon <=  9.75%        238       27,080,320.32       8.55
 9.75% < Gross Coupon <= 10.00%        313       34,014,650.73      10.74
10.00% < Gross Coupon <= 10.25%        187       16,819,919.80       5.31
10.25% < Gross Coupon <= 10.50%        215       21,820,163.41       6.89
10.50% < Gross Coupon <= 10.75%        239       21,614,347.94       6.83
10.75% < Gross Coupon <= 11.00%        237       21,329,025.92       6.74
11.00% < Gross Coupon <= 11.25%        128       10,332,594.53       3.26
11.25% < Gross Coupon <= 11.50%        112        9,420,084.45       2.97
11.50% < Gross Coupon <= 11.75%        115        8,784,442.61       2.77
11.75% < Gross Coupon <= 12.00%         73        4,676,132.32       1.48
12.00% < Gross Coupon <= 12.25%         51        3,480,713.94       1.10
12.25% < Gross Coupon <= 12.50%         58        3,671,910.62       1.16
12.50% < Gross Coupon <= 12.75%         34        1,860,240.28       0.59
12.75% < Gross Coupon <= 13.00%         33        2,576,642.32       0.81
13.00% < Gross Coupon <= 13.25%         16        1,038,201.40       0.33
13.25% < Gross Coupon <= 13.50%         25        2,001,824.18       0.63
13.50% < Gross Coupon <= 13.75%         16          994,923.72       0.31
13.75% < Gross Coupon <= 14.00%         16        1,097,035.35       0.35
14.00% < Gross Coupon <= 14.25%         16          986,728.17       0.31
14.25% < Gross Coupon <= 14.50%         11          693,136.09       0.22
14.50% < Gross Coupon <= 14.75%          6          380,572.57       0.12
14.75% < Gross Coupon <= 15.00%         25        1,548,648.04       0.49
15.00% < Gross Coupon <= 15.25%         12          777,826.11       0.25
15.25% < Gross Coupon <= 15.50%          5          314,654.18       0.10
15.50% < Gross Coupon <= 15.75%          3          218,708.75       0.07
15.75% < Gross Coupon <= 16.00%          3          312,594.81       0.10
16.00% < Gross Coupon <= 16.25%          1           69,968.31       0.02
16.50% < Gross Coupon <= 16.75%          1           60,894.08       0.02
----------------------------------------------------------------------------
Total..........                       3135     $316,683,005.45     100.00%
============================================================================


                          LOAN SUMMARY STRATIFIED BY
                                ORIGINAL TERM

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

168 < Orig. Term <= 180       37       1,611,083.39           0.51%
348 < Orig. Term <= 360    3,098     315,071,922.06          99.49%
-------------------------------------------------------------------
Total............          3,135     316,683,005.45         100.00%
===================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                       REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

156 < Rem Term <= 168          1          14,491.40           0.00%
168 < Rem Term <= 180         36       1,596,591.99           0.50%
324 < Rem Term <= 336          1         134,666.48           0.04%
336 < Rem Term <= 348          9       1,103,054.52           0.35%
348 < Rem Term <= 360      3,088     313,834,201.06          99.10%
-------------------------------------------------------------------
Total............          3,135     316,683,005.45         100.00%
===================================================================


                           LOAN SUMMARY STRATIFIED BY
                                   AGE OF LOAN

                                                        PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0              50       4,224,700.01           1.33%
  0 < Age <=  12           3,076     311,497,295.41          98.36%
 12 < Age <=  24               9         961,010.03           0.30%
-------------------------------------------------------------------
Total............          3,135     316,683,005.45         100.00%
===================================================================


                           LOAN SUMMARY STRATIFIED BY
                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

 10.000 < CLTV <=  15.000                 4         293,832.78       0.09
 15.000 < CLTV <=  20.000                 2          79,832.99       0.03
 20.000 < CLTV <=  25.000                 9         420,808.79       0.13
 25.000 < CLTV <=  30.000                10         531,981.88       0.17
 30.000 < CLTV <=  35.000                19       1,024,015.32       0.32
 35.000 < CLTV <=  40.000                29       1,608,908.25       0.51
 40.000 < CLTV <=  45.000                26       2,329,319.18       0.74
 45.000 < CLTV <=  50.000                63       5,539,764.88       1.75
 50.000 < CLTV <=  55.000                81       6,791,690.71       2.14
 55.000 < CLTV <=  60.000               173      13,546,936.35       4.28
 60.000 < CLTV <=  65.000               409      34,750,172.27      10.97
 65.000 < CLTV <=  70.000               524      47,694,023.85      15.06
 70.000 < CLTV <=  75.000               591      60,740,666.38      19.18
 75.000 < CLTV <=  80.000               808      94,032,421.97      29.69
 80.000 < CLTV <=  85.000               161      18,876,952.17       5.96
 85.000 < CLTV <=  90.000               226      28,421,677.68       8.97
--------------------------------------------------------------------------
Total....................             3,135    $316,683,005.45     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 4.000 < Margin <=  4.500       87       8,697,448.20           2.75
 4.500 < Margin <=  5.000      438      46,971,566.10          14.83
 5.000 < Margin <=  5.500      860      95,792,600.87          30.25
 5.500 < Margin <=  6.000      594      61,830,615.47          19.52
 6.000 < Margin <=  6.500      500      49,614,022.83          15.67
 6.500 < Margin <=  7.000      299      26,894,223.30           8.49
 7.000 < Margin <=  7.500      192      15,005,093.37           4.74
 7.500 < Margin <=  8.000      108       7,017,659.27           2.22
 8.000 < Margin <=  8.500       38       3,003,818.26           0.95
 8.500 < Margin <=  9.000       12       1,064,842.92           0.34
 9.000 < Margin <=  9.500        4         561,842.04           0.18
 9.500 < Margin <= 10.000        3         229,272.82           0.07
--------------------------------------------------------------------------
Total.................       3,135    $316,683,005.45         100.00%
==========================================================================


                            LOAN SUMMARY STRATIFIED
                                   BY LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

10.500 < LIFE CAP <= 11.000             1        96,327.58           0.03
11.500 < LIFE CAP <= 12.000             1        45,850.89           0.01
12.000 < LIFE CAP <= 12.500             6       666,283.86           0.21
12.500 < LIFE CAP <= 13.000            12     1,862,491.51           0.59
13.000 < LIFE CAP <= 13.500            27     3,371,526.75           1.06
13.500 < LIFE CAP <= 14.000            65     8,734,736.38           2.76
14.000 < LIFE CAP <= 14.500           124    13,883,954.71           4.38
14.500 < LIFE CAP <= 15.000           237    30,246,114.46           9.55
15.000 < LIFE CAP <= 15.500           284    35,440,127.79          11.19
15.500 < LIFE CAP <= 16.000           456    52,403,553.80          16.55
16.000 < LIFE CAP <= 16.500           364    39,311,674.94          12.41
16.500 < LIFE CAP <= 17.000           486    47,218,263.83          14.91
17.000 < LIFE CAP <= 17.500           300    26,491,183.13           8.37
17.500 < LIFE CAP <= 18.000           260    21,584,204.51           6.82
18.000 < LIFE CAP <= 18.500           151    10,639,228.61           3.36
18.500 < LIFE CAP <= 19.000           123     8,294,625.28           2.62
19.000 < LIFE CAP <= 19.500            57     3,887,303.59           1.23
19.500 < LIFE CAP <= 20.000            47     3,178,857.47           1.00
20.000 < LIFE CAP <= 20.500            38     2,616,992.36           0.83
20.500 < LIFE CAP <= 21.000            20     1,601,854.37           0.51
21.000 < LIFE CAP <= 21.500            25     1,646,650.47           0.52
21.500 < LIFE CAP <= 22.000            28     1,800,062.35           0.57
22.000 < LIFE CAP <= 22.500            15       998,970.86           0.32
22.500 < LIFE CAP <= 23.000             6       531,303.56           0.17
23.000 < LIFE CAP <= 23.500             1        69,968.31           0.02
23.500 < LIFE CAP <= 24.000             1        60,894.08           0.02
--------------------------------------------------------------------------
Total.................               3135   $316,683,005.45       100.00%
==========================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 4.500 < Life Floor <=  5.000           2       329,749.97      0.10
 5.000 < Life Floor <=  5.500           2       211,724.42      0.07
 5.500 < Life Floor <=  6.000          19     2,847,915.54      0.90
 6.000 < Life Floor <=  6.500          43     6,386,278.63      2.02
 6.500 < Life Floor <=  7.000          33     4,586,613.74      1.45
 7.000 < Life Floor <=  7.500          49     5,954,659.42      1.88
 7.500 < Life Floor <=  8.000          91    11,309,196.81      3.57
 8.000 < Life Floor <=  8.500         149    17,044,701.34      5.38
 8.500 < Life Floor <=  9.000         305    38,425,339.32     12.13
 9.000 < Life Floor <=  9.500         322    39,131,432.51     12.36
 9.500 < Life Floor <= 10.000         533    58,974,235.09     18.62
10.000 < Life Floor <= 10.500         389    36,870,264.86     11.64
10.500 < Life Floor <= 11.000         463    41,422,216.95     13.08
11.000 < Life Floor <= 11.500         233    18,938,602.79      5.98
11.500 < Life Floor <= 12.000         184    13,132,537.99      4.15
12.000 < Life Floor <= 12.500         105     6,780,347.83      2.14
12.500 < Life Floor <= 13.000          62     4,049,454.30      1.28
13.000 < Life Floor <= 13.500          41     3,040,025.58      0.96
13.500 < Life Floor <= 14.000          29     1,945,634.86      0.61
14.000 < Life Floor <= 14.500          26     1,653,472.88      0.52
14.500 < Life Floor <= 15.000          31     1,929,220.61      0.61
15.000 < Life Floor <= 15.500          16     1,057,214.06      0.33
15.500 < Life Floor <= 16.000           6       531,303.56      0.17
16.000 < Life Floor <= 16.500           1        69,968.31      0.02
16.500 < Life Floor <= 17.000           1        60,894.08      0.02
--------------------------------------------------------------------------
Total.................               3135  $316,683,005.45    100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                         NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   07/01/97            218     $26,245,819.81            08.29
   08/01/97             71      $8,596,894.77            02.71
   09/01/97            215     $23,779,914.54            07.51
   10/01/97            135     $15,389,079.54            04.86
   11/01/97            134     $14,185,552.30            04.48
   12/01/97             69      $8,310,743.02            02.62
   08/01/98              2        $514,502.11            00.16
   10/01/98              4        $350,873.49            00.11
   11/01/98              7        $628,274.64            00.20
   12/01/98             22      $1,828,921.83            00.58
   01/01/99             94     $11,633,398.05            03.67
   02/01/99            127     $13,530,897.90            04.27
   03/01/99            556     $55,739,041.69            17.60
   04/01/99            624     $60,721,875.52            19.17
   05/01/99            385     $34,860,695.98            11.01
   06/01/99             37      $2,319,760.01            00.73
   08/01/99              1         $67,249.15            00.02
   11/01/99              1        $107,115.43            00.03
   12/01/99             13      $1,152,520.83            00.36
   01/01/00            177     $15,953,923.66            05.04
   02/01/00             35      $3,727,397.79            01.18
   03/01/00            136     $11,248,192.97            03.55
   04/01/00             47      $3,698,441.40            01.17
   05/01/00             23      $1,834,919.02            00.58
   06/01/00              2        $257,000.00            00.08
--------------------------------------------------------------------------
Total........          3135   $316,683,005.45           100.00%
==========================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       1            9,989.44       0.00
    10,000 < Balance <=    15,000       7           91,775.35       0.03
    15,000 < Balance <=    20,000      27          502,498.46       0.16
    20,000 < Balance <=    25,000      57        1,304,914.67       0.41
    25,000 < Balance <=    30,000      79        2,201,351.42       0.70
    30,000 < Balance <=    35,000     116        3,760,528.92       1.19
    35,000 < Balance <=    40,000     109        4,140,491.64       1.31
    40,000 < Balance <=    45,000     117        5,032,136.83       1.59
    45,000 < Balance <=    50,000     150        7,166,525.21       2.26
    50,000 < Balance <=    55,000     138        7,259,120.26       2.29
    55,000 < Balance <=    60,000     170        9,860,580.96       3.11
    60,000 < Balance <=    65,000     139        8,729,167.57       2.76
    65,000 < Balance <=    70,000     120        8,115,966.70       2.56
    70,000 < Balance <=    75,000     138       10,043,652.37       3.17
    75,000 < Balance <=    80,000     137       10,645,679.38       3.36
    80,000 < Balance <=    85,000     120        9,955,516.92       3.14
    85,000 < Balance <=    90,000     119       10,426,644.12       3.29
    90,000 < Balance <=    95,000     117       10,835,342.85       3.42
    95,000 < Balance <=   100,000     115       11,253,985.82       3.55
   100,000 < Balance <=   105,000     108       11,145,575.81       3.52
   105,000 < Balance <=   110,000      79        8,523,318.37       2.69
   110,000 < Balance <=   115,000      70        7,876,188.09       2.49
   115,000 < Balance <=   120,000      84        9,908,412.06       3.13
   120,000 < Balance <=   125,000      54        6,632,856.92       2.09
   125,000 < Balance <=   130,000      67        8,556,395.68       2.70
   130,000 < Balance <=   135,000      59        7,823,806.08       2.47
   135,000 < Balance <=   140,000      60        8,088,358.45       2.55
   140,000 < Balance <=   145,000      39        5,576,661.41       1.76
   145,000 < Balance <=   150,000      47        6,952,793.40       2.20
   150,000 < Balance <=   200,000     247       42,590,595.63      13.45
   200,000 < Balance <=   250,000     118       26,218,806.26       8.28
   250,000 < Balance <=   300,000      50       13,761,349.17       4.35
   300,000 < Balance <=   350,000      33       10,702,653.94       3.38
   350,000 < Balance <=   400,000      19        7,185,316.82       2.27
   400,000 < Balance <=   450,000       7        3,034,976.26       0.96
   450,000 < Balance <=   500,000      10        4,859,428.82       1.53
   500,000 < Balance <=   550,000       3        1,559,649.40       0.49
   550,000 < Balance <=   600,000       1          598,901.85       0.19
   650,000 < Balance <=   700,000       1          666,940.46       0.21
   700,000 < Balance <=   750,000       1          715,000.00       0.23
   750,000 < Balance                    2        2,369,151.68       0.75
--------------------------------------------------------------------------
Total....................            3135     $316,683,005.45     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       1            9,989.44       0.00
    10,000 < Balance <=    15,000       7           91,775.35       0.03
    15,000 < Balance <=    20,000      27          502,498.46       0.16
    20,000 < Balance <=    25,000      57        1,304,914.67       0.41
    25,000 < Balance <=    30,000      79        2,201,351.42       0.70
    30,000 < Balance <=    35,000     116        3,760,528.92       1.19
    35,000 < Balance <=    40,000     111        4,219,159.32       1.33
    40,000 < Balance <=    45,000     119        5,120,372.53       1.62
    45,000 < Balance <=    50,000     148        7,078,289.51       2.24
    50,000 < Balance <=    55,000     137        7,219,904.33       2.28
    55,000 < Balance <=    60,000     170        9,860,580.96       3.11
    60,000 < Balance <=    65,000     139        8,729,167.57       2.76
    65,000 < Balance <=    70,000     121        8,185,664.65       2.58
    70,000 < Balance <=    75,000     138       10,043,652.37       3.17
    75,000 < Balance <=    80,000     138       10,725,661.35       3.39
    80,000 < Balance <=    85,000     121       10,045,338.10       3.17
    85,000 < Balance <=    90,000     118       10,346,796.54       3.27
    90,000 < Balance <=    95,000     120       11,124,175.70       3.51
    95,000 < Balance <=   100,000     112       10,975,089.13       3.47
   100,000 < Balance <=   105,000     107       11,045,684.08       3.49
   105,000 < Balance <=   110,000      80        8,629,562.36       2.72
   110,000 < Balance <=   115,000      71        7,991,168.54       2.52
   115,000 < Balance <=   120,000      83        9,793,431.61       3.09
   120,000 < Balance <=   125,000      54        6,632,856.92       2.09
   125,000 < Balance <=   130,000      68        8,686,130.75       2.74
   130,000 < Balance <=   135,000      60        7,963,599.34       2.51
   135,000 < Balance <=   140,000      55        7,603,436.43       2.40
   140,000 < Balance <=   145,000      39        5,576,661.41       1.76
   145,000 < Balance <=   150,000      49        7,252,734.46       2.29
   150,000 < Balance <=   200,000     247       42,689,271.23      13.48
   200,000 < Balance <=   250,000     116       25,820,189.60       8.15
   250,000 < Balance <=   300,000      50       13,761,349.17       4.35
   300,000 < Balance <=   350,000      33       10,702,653.94       3.38
   350,000 < Balance <=   400,000      19        7,185,316.82       2.27
   400,000 < Balance <=   450,000       7        3,034,976.26       0.96
   450,000 < Balance <=   500,000      10        4,859,428.82       1.53
   500,000 < Balance <=   550,000       3        1,559,649.40       0.49
   550,000 < Balance <=   600,000       1          598,901.85       0.19
   650,000 < Balance <=   700,000       1          666,940.46       0.21
   700,000 < Balance <=   750,000       1          715,000.00       0.23
   750,000 < Balance                    2        2,369,151.68       0.75
--------------------------------------------------------------------------
Total....................            3135     $316,683,005.45     100.00%
==========================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AR                         1                  43,822.72         0.01
AZ                        72               8,030,684.19         2.54
CA                       432              59,815,815.58        18.89
CO                       117              13,293,371.19         4.20
CT                        72               8,250,977.90         2.61
DC                        16               1,714,910.49         0.54
DE                         5                 530,985.76         0.17
FL                       210              18,535,132.19         5.85
GA                        76               8,268,855.97         2.61
HI                        40               7,768,764.81         2.45
IA                         5                 358,781.67         0.11
ID                        13               1,859,391.01         0.59
IL                       255              22,822,861.38         7.21
IN                        68               3,941,176.16         1.24
KS                        11               2,348,506.51         0.74
KY                        37               2,337,946.09         0.74
LA                         6                 385,073.20         0.12
MA                       120              12,873,676.11         4.07
MD                        91               8,433,361.88         2.66
ME                        20               1,387,892.65         0.44
MI                       113              10,085,055.12         3.18
MN                        68               5,693,782.78         1.80
MO                        79               3,987,648.15         1.26
MS                         1                  45,479.22         0.01
MT                         3                 301,293.31         0.10
NC                       100               7,139,174.23         2.25
NE                         4                 202,073.97         0.06
NH                        19               1,923,832.49         0.61
NJ                        24               3,089,980.84         0.98
NM                        39               3,304,762.28         1.04
NV                        69               7,861,581.83         2.48
NY                        47               5,107,712.83         1.61
OH                       117               8,263,508.51         2.61
OK                         1                  71,912.46         0.02
OR                        90               9,689,327.25         3.06
PA                        87               7,028,373.75         2.22
RI                        47               4,370,114.51         1.38
SC                        19               1,245,614.83         0.39
TN                         4                 417,206.53         0.13
TX                        81               6,597,361.20         2.08
UT                       119              13,002,916.75         4.11
VA                        78               8,836,898.03         2.79
VT                         2                 109,037.50         0.03
WA                       172              19,076,536.56         6.02
WI                        70               4,970,618.99         1.57
WV                         9                 816,096.02         0.26
WY                         6                 443,118.05         0.14
--------------------------------------------------------------------------
Total...............    3135            $316,683,005.45       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   2732       275,040,214.44      86.85
Low-Rise Condo                    10         1,690,324.26       0.53
Manufactured Housing               1            68,121.19       0.02
PUD                              105        14,498,103.66       4.58
Townhouses                         3           181,289.43       0.06
Condominiums                     115         9,726,796.13       3.07
2-4 Family                       169        15,478,156.34       4.89
--------------------------------------------------------------------------
Total...............            3135      $316,683,005.45     100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      2791   292,197,037.29          92.27
Non Owner Occ.                   344    24,485,968.16           7.73
--------------------------------------------------------------------------
Total..................         3135  $316,683,005.45         100.00%
==========================================================================


                           LOAN SUMMARY STRATIFIED BY
                                  PRODUCT TYPE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
     County                    Loans         Balance          Balance

2/6                             1858       182,128,241.22      57.51
3/6                              435        38,046,760.25      12.01
6 MO LIBOR                       842        96,508,003.98      30.47
--------------------------------------------------------------------------
Total..................         3135      $316,683,005.45     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       3135             316,683,005.45       100.00
--------------------------------------------------------------------------
Total...............    3135            $316,683,005.45       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          LOAN SUMMARY STRATIFIED BY
                                  PAG CODE

                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Type of Loan         Loans            Balance            Balance

   1                    40            4,233,647.31         1.34
   2                  1528          177,599,478.21        56.08
   3                   787           76,686,240.21        24.22
   4                   213           16,191,859.16         5.11
   5                   567           41,971,780.56        13.25
-----------------------------------------------------------------
Total..........       3135         $316,683,005.45       100.00%
=================================================================

                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                3135   316,683,005.45         100.00
--------------------------------------------------------------------------
Total..................         3135  $316,683,005.45         100.00%
==========================================================================


                  LOAN SUMMARY STRATIFIED BY PREPAYMENT PENALTY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
PREPAYMENT PENALTY             Loans       Balance            Balance

  No                            1432   141,323,562.07          44.63
  Yes                           1703   175,359,443.38          55.37
--------------------------------------------------------------------------
Total..................         3135  $316,683,005.45         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
   ORIGINATOR          Loans               Balance            Balance

ACCREDITED                 3                 283,313.59         0.09
ADMIRAL                   39               4,442,721.14         1.40
ALTERNATIVE LENDING       15               1,048,151.93         0.33
AMRESCO                  874              78,998,847.12        24.95
BNC                        4                 271,255.29         0.09
CFI MTG CORP               4                 341,460.73         0.11
DLJ                        2                 514,502.11         0.16
FIRST COLONY              51               6,807,698.79         2.15
FREMONT INV               13               1,173,651.27         0.37
HIGHLAND                   1                 186,102.65         0.06
INVESTAID                  1                  95,728.39         0.03
LONG BEACH                89              12,608,478.60         3.98
NATIONAL MORTGAGE        133              15,262,707.76         4.82
NEW CENTURY               14               1,506,555.77         0.48
OPTION ONE              1605             157,629,556.01        49.78
PAN AMERICAN             181              21,385,270.91         6.75
QUALITY                    6                 601,065.41         0.19
TEMPLE INLAND              1                 123,956.74         0.04
UNITED LENDING            13               1,146,835.91         0.36
WEYERHAEUSER              86              12,255,145.33         3.87
--------------------------------------------------------------------------
Total...............    3135            $316,683,005.45       100.00%
==========================================================================


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Amresco Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.